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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                         June 16, 1998
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                (Date of earliest event reported)


                 Enterprise Federal Bancorp, Inc.
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     (Exact name of registrant as specified in its charter)


      Ohio                          0-24694                31-1396726
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                       Identification No.)



7810 Tylersville Square Drive, West Chester, Ohio             45069
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(Address of principal executive offices)                    (Zip Code)


                         (513) 755-4600
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       (Registrant's telephone number, including area code)


                          Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


                 Exhibit Index appears on page 3.
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Item 5.  Other Events
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    On June 16, 1998, Enterprise Federal Bancorp, Inc. announced that its wholly owned subsidiary, Enterprise Federal Savings Bank (the "Bank"), had entered into two branch purchase and assumption agreements with Cornerstone Bank which provide for the purchase by the Bank of certain real estate and deposits associated with three branch offices currently operated by Cornerstone Bank (the "Branch Transaction").

    Consummation of the Branch Transaction is subject to the prior receipt of all necessary regulatory or governmental approvals and consents and certain closing conditions.

                                  2
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    The following exhibit is filed with this report:


        Exhibit Number                                   Description
        --------------                                   -----------

             20 Press Release issued on June 16, 1998 with respect to the Acquisition.

                                 3
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                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        ENTERPRISE FEDERAL BANCORP, INC.



Date: August 5, 1998       By:  /s/ Thomas J. Noe
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                                Thomas J. Noe
                                Vice President and Chief Financial Officer


                                  4
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                          EXHIBIT INDEX



Exhibit Number                                             Description
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20                                                Press Release issued on June
                                                  16, 1998 with respect to
                                                  the Acquisition.

                                   5
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